                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE



                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant X

Filed by a Party other than the Registrant _

Check the appropriate box:

_ Preliminary Proxy Statement               _   Confidential, for Use of the
                                                Commission Only (as Permitted by
                                                Rule 14a-6(e)(2))


         X Definitive Proxy Statement

_   Definitive Additional Materials

_   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  DynTek, Inc.

                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         Payment of Filing Fee (Check the appropriate box):

         X No fee required.

                _ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

_   Fee paid previously with preliminary materials.

_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                                  DYNTEK, INC.



                       18881 Von Karman Avenue, Suite 250



                            Irvine, California 92612


                                ----------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                          To be Held on August 20, 2002

         The Annual Meeting of Stockholders of DynTek, Inc. ("Dyntek") will be held at our executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA on Tuesday, August 20, 2002, at 10:00 a.m. Pacific Standard Time, for the purpose of considering and acting upon the following matters:

         (1) The election of seven directors for terms expiring at DynTek's 2003 Annual Meeting of Stockholders;

         (2) The ratification of the appointment by the Board of Directors of Grassi & Co. as independent accountants for the year ended June 30, 2002; and

         (3) The transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Pursuant to the provisions of the By-laws of DynTek, the Board of Directors has fixed the close of business on July 25, 2002 as the record date for determining the stockholders of DynTek entitled to notice of and to vote at the meeting and any adjournments thereof.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT TO DYNTEK IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                             By Order of the Board of Directors,



                                             James Linesch
                                             Executive Vice President
                                             and Secretary
         July 26, 2002
         Irvine, California

                                  DYNTEK, INC.
                             18881 Von Karman Avenue
                                    Suite 250
                            Irvine, California 92612


                                -----------------


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 20, 2002


         This Proxy Statement is being mailed to stockholders of DynTek, Inc., a Delaware corporation ("DynTek"), on or about July 26, 2002 in connection with the solicitation of proxies by the Board of Directors of DynTek to be used at the Annual Meeting of Stockholders of DynTek to be held on August 20, 2002 and any adjournments thereof (the "Annual Meeting" ). Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for the Annual Meeting. This proxy statement is also accompanied by DynTek's 2002 Annual Report to Stockholders, which consists of DynTek's Form 10-K, as amended, for the fiscal year ended June 30, 2001 that sets forth important business and financial information concerning DynTek.

         The Board of Directors has fixed the close of business on July 25, 2002 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the record date, DynTek had outstanding approximately 24,353,403 shares of its Class A common stock, $.0001 par value (the "Class A Common Stock"), 18,336,663 shares of its Class B common stock, $.0001 par value (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock") and 1,616,397 shares of its Series A Preferred Stock, $.0001 par value (the "Preferred Stock"). Holders of DynTek's Common Stock are entitled to one vote per share, and holders of DynTek's Preferred Stock are entitled to 2.5 votes per share.

         All proxies which are properly completed, signed and returned to DynTek in a timely manner will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder through written notice to the Secretary of DynTek prior to the exercise thereof, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire. Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy, if properly executed, will vote the shares represented thereby: For holders of Class A Common Stock and Preferred Stock, in favor of the election of the four (4) persons named herein as nominees for Class A Directors of DynTek; For holders of Class B Common Stock, in favor of the three (3) persons named herein as nominees for Class B Directors of DynTek; for holders of Common Stock and Preferred Stock, for the proposal to ratify the appointment of Grassi & Co. (the successor by merger to Feldman Sherb & Co., P.C.) as independent accountants for the year ended June 30, 2002; and for holders of Class A Common Stock and Preferred Stock, in connection with the transaction of such other business that may be brought before the Annual Meeting, in accordance with the judgment of the persons voting the proxy; provided, that such discretionary authority granted to the person named in the enclosed proxy card, if it is properly executed, shall specifically include the right to vote in favor of adjournment of the Annual Meeting for the purpose of postponing the Annual Meeting until such time as sufficient votes necessary to take either or both of the actions called for under Proposal 1 and Proposal 2 have been received and cast therefor.

         Any combination of outstanding shares of Common Stock and Preferred Stock which shares entitle the holders thereof to cast a majority of the votes which can be cast by all of the outstanding Common Stock and Preferred Stock, taken together, is required to establish a quorum at the Annual Meeting. The Class A Directors and Class B Directors, respectively, will be elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares of the Common Stock and Preferred Stock entitled to vote for each class of director. A majority of the votes cast at the Annual Meeting by the holders of DynTek's Common Stock and Preferred Stock entitled to vote is required for the ratification of the appointment of independent accountants.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not affect the outcome of the voting in such election. With regard to other proposals, abstentions may be specified. DynTek believes that abstentions are shares present and entitled to vote, but do not constitute votes cast in respect of a particular matter. DynTek, therefore, intends to count abstentions and votes withheld in respect of the proposal to ratify the appointment of independent accountants for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but not as votes having been cast in respect of such proposal. Accordingly, such abstentions and votes withheld will not affect the outcome of the voting on that proposal. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for the purpose of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals) because although they will count towards the quorum necessary to hold the Annual Meeting they do not represent part of the voting power present for any particular matter to come before the Annual Meeting. DynTek believes that all proposals being presented to stockholders at the Annual Meeting are discretionary proposals and, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these proposals, DynTek does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non- votes in respect of these proposals, however, DynTek intends to treat such broker non-votes as stated above.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         All nominees for Class A Directors and Class B Directors presently are members of DynTek's Board of Directors. Management has no reason to believe that the named nominees will be unable or unwilling to serve if elected to office. In such case, however, it is intended that the individuals named in the enclosed proxy will vote for the election of such substituted nominees as DynTek's Board of Directors may recommend, for Class A Directors, or as designated by the holders of a majority of the Class B Common Stock, for Class B Directors.

         Certain information concerning the nominees for director is set forth in the following table.

A.    Class A Directors
      -----------------
                                              Principal Occupation, Business
      Name                     Age            Experience and Directorships
      ----                     ---            ----------------------------

   Steven J. Ross               44          Since February 2000, Mr. Ross has
                                            been DynTek's President, Chief
                                            Executive Officer and Director. Mr.
                                            Ross has an extensive industry
                                            background, most recently serving as
                                            General Manager of Toshiba's
                                            Computer System Division,
                                            responsible for sales, marketing,
                                            and operations in North and South
                                            America from 1998 to 1999. Prior to
                                            that, Mr. Ross was President and
                                            General Manager of the Reseller
                                            Division and President of Corporate
                                            Marketing at Inacom Corporation from
                                            1996 to 1998. Mr. Ross' other
                                            positions have included
                                            responsibility for sales and
                                            marketing, operations, strategic
                                            planning, and other senior executive
                                            activities. Mr. Ross is on the Board
                                            of Directors of Interactive
                                            Frontiers, Inc.

   James Linesch               47           Since August 14, 2000, Mr. Linesch
                                            has served as the Chief Financial
                                            and Chief Accounting Officer,
                                            Executive Vice President and
                                            Secretary, and since February 1997
                                            Director, of DynTek. Previously, Mr.
                                            Linesch was the President, Chief
                                            Executive Officer and Chief
                                            Financial Officer of CompuMed, a
                                            public computer company involved
                                            with computer assisted diagnosis of
                                            medical conditions, which he joined
                                            in April 1996 as Vice President and
                                            Chief Financial Officer. Mr. Linesch
                                            served as a Vice President and Chief
                                            Financial Officer of DynTek from
                                            August 1991 to April 1996. From May
                                            1998 to August 1991, Mr. Linesch
                                            served as the Chief Financial
                                            Officer of Science Dynamics Corp., a
                                            corporation involved in the
                                            development of computer software.
                                            Mr. Linesch holds a CPA
                                            certification in the State of
                                            California, where he practiced with
                                            Price Waterhouse from 1981 to 1984.

                                              Principal Occupation, Business
      Name                     Age            Experience and Directorships
      ----                     ---            ----------------------------

   Brian D. Bookmeier           43          Mr. Bookmeier is an investor and
                                            Vice President of Seven Sons, Inc.,
                                            d/b/a Las Vegas Golf &Tennis. Seven
                                            Sons, Inc. is in the business of
                                            franchised retailing of golf and
                                            tennis products. Mr. Bookmeier has
                                            held this position since 1997. Mr.
                                            Bookmeier has served as a Director
                                            of DynTek since July 1995, and was
                                            President and Chief Executive of
                                            DynTek from July 1995 to February
                                            2000. From September 1989 until its
                                            merger into DynTek, Mr. Bookmeier
                                            served as Executive Vice President
                                            and a Director of Patient Care
                                            Services, a home medical equipment
                                            supply company that specialized in
                                            diabetes management, and the sale of
                                            related equipment and supplies. He
                                            has been a Director of the American
                                            Diabetes Association since June
                                            1995. He was on the Board of
                                            Directors of Azurel, Ltd., a public
                                            company that filed for protection
                                            under Chapter 11 of the Federal
                                            Bankruptcy Code in 2001.

   Dr. Michael W. Grieves       50          Dr. Grieves has been a director
                                            since August 14, 2000. Previously,
                                            Dr. Grieves had served as Data
                                            Systems Corporation's President,
                                            Chief Executive Officer and Chairman
                                            of the Board since its inception in
                                            1986. Prior to 1986, Dr. Grieves
                                            served in executive, managerial and
                                            technical capacities with Computer
                                            Alliance Corporation, a turnkey
                                            system house; Quanex Management
                                            Sciences, a computer services
                                            bureau; and Lear Siegler
                                            Corporation. He has more than 25
                                            years of experience in the computer
                                            industry.


B.       Class B Directors
         -----------------

   Name                         Age           Principal Occupation, Business
                                              Experience and Directorships
   ----                         ---           -------------------------------

   David L. Reichardt           58          Mr. Reichardt has been a director
                                            since December 27, 2001. He has
                                            served as Senior Vice President and
                                            General Counsel of DynCorp since
                                            1986. He served as President of
                                            Dynaletric Company, a former
                                            subsidiary of DynCorp, from 1984 to
                                            1986, and as Vice President and
                                            General Counsel of DynCorp from 1977
                                            to 1984. He serves as a director of
                                            DynCorp.

   Marshall S. Mandell          58          Mr. Mandell has been a director
                                            since December 27, 2001. He has
                                            served as Senior Vice President,
                                            Corporate Development of DynCorp
                                            since 1998. He served as Vice
                                            President, Business Development of
                                            DynCorp from 1994 to 1998. He also
                                            served as Acting President of the
                                            Information & Engineering Technology
                                            strategic business unit of DynCorp
                                            form 1997 to 1998. He served as Vice
                                            President, Business Development,
                                            Applied Sciences Group of DynCorp
                                            from 1992 to 1994. He was Senior
                                            Vice President, Eastern Computers,
                                            Inc. from 1991 to 1992 and President
                                            of the Systems Engineering Group,
                                            Ogden/Evaluation Research
                                            Corporation from 1984 to 1991.

   Thomas R. Davies            49           Mr. Davies has been a director since
                                            December 27, 2001. He is currently
                                            and has been the Senior Vice
                                            President-Products Solutions for
                                            Current Analysis Incorporated, a
                                            market and competitive intelligence
                                            services company, since December
                                            1999. Prior to holding that
                                            position, Mr. Davies was employed by
                                            Federal Sources, Inc. as Senior Vice
                                            President for Internet Services from
                                            December 1998 to December 1999, and
                                            as Vice President-State and Local
                                            Government Consulting from December
                                            1995 to December 1998. Before
                                            joining Federal Sources, Inc., Mr.
                                            Davies was employed in various
                                            positions by EDS Corporation, with
                                            the last such position being Senior
                                            Director for State and Local
                                            Government Strategy.

         DynTek's Board of Directors met five (5) times (not including actions by written consent) during the year ended June 30, 2001. Each of the directors attended 75% or more of the meetings held by the Board of Directors and any Committees of the Board of Directors on which such person served during the last fiscal year. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing nominating committee.

         The Audit Committee met one (1) time during the year ended June 30, 2001. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit DynTek's financial statements, reviews DynTek's interim and year- end operating results, considers the adequacy of the internal accounting controls and audit procedures of DynTek and reviews the non-audit services to be performed by the independent accountants. In June 2000, the Board of Directors formally adopted a charter for the Audit Committee. The members of the Audit Committee at the end of the 2001 fiscal year were Messrs. Testaverde, Bookmeier and Aspatore. Each of the Audit Committee members was independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards, other than Mr. Bookmeier. Mr. Bookmeier was not independent for purposes of that definition because he was employed by the Corporation at some time within the prior three years, although he became an independent director as so defined on July 10, 2001. DynTek appointed Mr. Bookmeier to the Audit Committee because it believed that his prior employment relationship with DynTek will not interfere with his exercise of independent judgment in carrying out the responsibilities of a director and member of the committee on behalf of DynTek's stockholders.

         The Compensation Committee has the authority to review and recommend compensation arrangements for management of DynTek. The Compensation Committee's responsibilities were carried out by the full Board of Directors during the fiscal year ended June 30, 2001. The members of the Compensation Committee at the end of the 2001 fiscal year were Messrs. Linesch, Grieves and Testaverde.

Compensation of Directors

         Directors, other than those who also are employees of DynCorp, are paid an annual Board Membership fee of $25,000, are reimbursed for certain reasonable expenses incurred in attending Board or Committee meetings and are eligible for awards under DynTek's 1997 Non-employee Directors' Stock Option Plan. The Non-employee Directors' Plan provides for option grants with respect to 10,000 shares of Common Stock to be made to each eligible director upon each July 1st on which such director is a member of DynTek's Board of Directors. Options are exercisable for 5 years after the date of grant. The exercise price for any option under the plan shall be equal to the fair market value of the Common Stock at the time such option is granted. The plan provides that grants thereunder vest immediately. During the year ended June 30, 2001, each of Messrs. Bookmeier, Linesch and Testaverde received grants in accordance with the Non-employee Directors' Plan. The Directors which are employed by DynCorp, the Company's 39.9% shareholder, are not paid for their services.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require DynTek's officers and directors and persons who own more than ten percent of a registered class of DynTek's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish to DynTek copies of all such filings. DynTek has determined, based solely upon a review of those reports and amendments thereto furnished to DynTek during and with respect to the year ended June 30, 2001 and any written representations from reporting persons, that all filing requirements were timely satisfied by DynTek's officers and directors.

Legal Proceedings

         On July 10, 2000, DynTek was named as a nominal defendant in a stockholder's derivative action brought in the Supreme Court of New York, New York County, on behalf of DynTek by Paul Miletich, an alleged shareholder of DynTek. The action names Brian D. Bookmeier and James Linesch, both current directors of DynTek, Alexander Kalpaxis and Damon Testaverde (both former directors of DynTek) and Robert M. Rubin as defendants. DynTek remains a nominal defendant. Mr. Miletich alleges that the named directors of DynTek breached their fiduciary duties of care and loyalty to DynTek by permitting DynTek to enter into, among other things, transactions with certain allegedly affiliated corporations, resulting in a waste of corporate assets of DynTek.

         The Company, as the nominal Defendant, together with the Plaintiff and the other Defendants in Miletich v. Bookmeier, have agreed to a settlement of this shareholder derivative suit currently pending in Supreme Court, New York County, New York. If approved by the Court, the Company will receive in settlement 300,000 shares of its own Class A common stock currently held by a Defendant, together with 125,000 shares of an unrelated company, MedEmerg International, Inc., and (from insurance sources) $300,000 in cash. The Company has agreed not to oppose a request for attorney's fees by Plaintiff's counsel of up to $330,000. The actual amount (if any) awarded to such counsel will be determined by the Court and (to the extent awarded) may be paid in a mixture of MedEmerg International, Inc. stock and cash at the Company's election.

Recommendation

         The Board of Directors recommends a vote FOR the election of Messrs. Ross, Linesch, Bookmeier and Grieves as Class A Directors, and a vote for the election of Messrs., Reichardt, Mandell and Davies as Class B Directors, of DynTek.


                     PROPOSAL 2--RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS


Appointment of Independent Auditors

         The Board of Directors, on the recommendation of the Audit Committee of the Board, has appointed the firm of Grassi & Co. (the successor by merger to the firm of Feldman Sherb & Co., P.C.), independent accountants, to audit and report on the financial statements of DynTek for the year ended June 30, 2002. Feldman Sherb & Co., P.C., had been employed by DynTek as its independent accountants since 1992. It is expected that a representative of Grassi & Co. will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

Audit Fees

         DynTek paid to Feldman Sherb & Co., P.C., audit fees of $127,000 for professional services rendered for the audit of DynTek's annual financial statements for the year ended June 30, 2001 and for the review of the financial statements included in DynTek's quarterly reports on Form 10-Q for such year.

Financial Information Systems Design and Implementation Fees

         DynTek did not engage Feldman Sherb & Co., P.C., to provide advice regarding its financial information systems design and implementation during the fiscal year ended June 30, 2001.

All Other Fees

         Fees billed to DynTek by Feldman Sherb & Co., P.C., during DynTek's 2001 fiscal year for all other non-audit services rendered to DynTek totaled $12,330.

Required Vote

         The ratification of the appointment of Grassi & Co. (the successor by merger to the firm of Feldman Sherb & Co., P.C.), requires a majority of the votes cast by holders of DynTek's Common Stock and Preferred Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes, if any, will not be treated as votes cast on this matter at the Annual Meeting.

Recommendation

         The Board of Directors recommends a vote FOR the ratification of the appointment of Grassi & Co. (the successor by merger to the firm of Feldman Sherb & Co., P.C.)


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


         The following table sets forth information regarding the beneficial ownership of outstanding Class A Common Stock as of July 1, 2002 by: (i) each of DynTek's directors, nominees for director and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of DynTek's Common Stock, referred to as the 5% owners. For purposes of the following table, the number of shares of Class A Common Stock assumes the conversion to Class A Common Stock of all outstanding shares of Preferred Stock and Class B Common Stock. No person holds 5% or more of the outstanding Preferred Stock. All outstanding Class B Common Stock is owned by DynCorp.


                                                     Number of Shares                 Percentage of
     Name and Address (2)                            of Common Stock                   Outstanding
      Beneficial Owner                            Beneficially Owned(1)               Common Stock Owned
      ----------------                            ---------------------              ------------------
DynCorp(3)                                              18,336,663                         39.2%
11710 Plaza America Drive
Reston, VA  20190-6010

Estate of Fred Kassner(4)                                3,045,610                          6.5%
59 Spring Street
Ramsey, NJ  07446

H. T. Ardinger & Sons, Inc.(5)                           2,667,100                          5.6%
9040 Governors Row
P.O. Box 569360
Dallas, TX 75356


                                                     Number of Shares                 Percentage of
     Name and Address (2)                            of Common Stock                   Outstanding
      Beneficial Owner                            Beneficially Owned(1)               Common Stock Owned
      ----------------                            ---------------------               ------------------
Steven J. Ross (6)                                         898,845                          1.9%

Dr. Michael W. Grieves (7)                                 737,229                          1.6%
34705 West 12 Mile Road
Suite 300
Farmington Hills, MI 48009

James Linesch (8)                                          530,573                          1.1%

Brian D. Bookmeier (9)                                     322,065                          0.7%
c/o Las Vegas Golf & Tennis
42705 Grand River Avenue
Suite 20
Novi, MI  48152

Thomas R. Davies                                            10,000                          *
21335 Signal Hill Plaza
Second Floor
Sterling, VA 20164

David L. Reichardt(3)                                            0                          *
c/o DynCorp
11710 Plaza America Drive
Reston, VA  20190-6010

Marshal S. Mandell(3)                                            0                          *
c/o DynCorp
11710 Plaza America Drive
Reston, VA  20190-6010

ALL OFFICERS AND DIRECTORS                               2,498,712                          5.2%
as a group (7 persons) (3)(6)(7)(8)(9)

*  Less than 1%
      (1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

      (2) Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o DynTek, Inc., 18881 Von Karman Avenue, Irvine, California 92612.

      (3) For DynCorp, includes 18,336,663 shares of Class B Common Stock, held by DynCorp as record and beneficial owner, which are convertible at the discretion of DynCorp into 18,336,663 shares of Class A Common Stock. Messrs. Reichardt and Mandell are each executive officers of DynCorp, with Mr. Reichardt also being a director of DynCorp. Although each of Messrs. Reichardt and Mandell is an affiliate of DynCorp, each disclaims beneficial ownership of the 18,336,663 Class B Common Stock shares held by DynCorp because they do not control the investment policies of DynCorp with respect to these shares.

      (4) For the Estate of Mr. Kassner, includes 40 shares of Common Stock underlying DynTek's publicly-traded Class A Warrants and 100,000 shares of Common Stock underlying Warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in DynTek assets.

      (5) Includes 90,000 shares of Preferred Stock available for conversion into Common Stock, which shares of Preferred Stock are convertible into 225,000 shares of Common Stock.

      (6) Includes options to purchase 820,000 shares of Common Stock exercisable at prices ranging from $1.25 to $2.25 per share granted to Mr. Ross under DynTek's 1992 Employee Stock Option Plan, 10,000 shares of Common Stock underlying options granted at $2.81 per share under DynTek's 1997 Non-Employee Director's Stock Option Plan, 19,845 shares of Common Stock which are issuable upon conversion of 7,938 shares of Preferred Stock, and 49,000 shares of Common Stock underlying options to purchase 19,600 shares of Preferred Stock with a strike price of $1.69 per share.

      (7) Includes 106,883 shares of Common Stock which are issuable to Dr. Grieves upon conversion of 42,753 shares of Preferred Stock held by him. Also includes beneficial ownership of options to purchase 90,846 shares of Common Stock at prices between $0.957 to $13.52 per share, upon exercise of options to purchase 36,642 shares of Preferred Stock. Also includes 20,000 options exercisable for Common Stock (10,000 exercisable at $2.25 per share of Common Stock and 10,000 exercisable at $1.75 per share of Common Stock) granted to Dr. Grieves under DynTek's 1997 Non-Employee Director's Stock Option Plan.

      (8) Includes 40,000 options granted to Mr. Linesch (10,000 exercisable at $1.81 per share of Common Stock, 10,000 exercisable at $0.97 per share of Common Stock, 10,000 exercisable at $3.78 per share of Common Stock and 10,000 exercisable at $2.81 per share of Common Stock) under DynTek's 1997 Non-Employee Director's Stock Option Plan, and includes 8,750 shares of Common Stock which are issuable to Mr. Linesch upon conversion of 3,500 shares of Preferred Stock held by him. Includes options to purchase 345,000 shares of common stock granted to Mr. Linesch at prices ranging from $1.25 to $3.00 under the 1992 Employee Stock Option Plan.

      (9) Includes 253,315 shares of Common Stock held by Mr. Bookmeier. Also includes 8,750 shares of Common Stock which are issuable upon conversion of 3,500 shares of Series A Preferred Stock on and after August 14, 2001, and options to purchase 60,000 shares of Common Stock granted under DynTek's 1997 Non-Employee Director's Stock Option Plan (10,000 exercisable at $3.78 per share of Common Stock, 10,000 exercisable at $0.97 per share of Common Stock, 10,000 exercisable at $3.78 per share of Common Stock, 10,000 exercisable at $2.81 per share of Common Stock, 10,000 exercisable at $2.25 per share of Common Stock and 10,000 exercisable at $1.75 per share of Common Stock).

                             EXECUTIVE COMPENSATION


         The following table sets forth the compensation paid during the three-year period ended June 30, 2001 to the chief executive officer of DynTek and the other four most highly paid executive officers of DynTek whose annual salary and bonus exceeded $100,000 for all services rendered to DynTek during each such annual period.


                              SUMMARY COMPENSATION

                                                               OTHER
       Name and                                                ANNUAL                                              ALL OTHER
       Principal                                              COMPEN-      RESTRICTED    OPTIONS/       LTIP        COMPEN-
       POSITION             YEAR      SALARY       BONUS       SATION     STOCK AWARDS   SARS(#)      PAYOUTS        SATION
Steven J. Ross              1999    $     --         --     $     --      $    --            --     $     --      $    --
President and             a)2000    $ 143,000       $ 0     $      0      $     0              0    $      0      $     0
Chief Executive             2001    $ 175,000       $ 0     $ 25,000      $     0        810,000    $      0      $     0
Officer and Director

James Linesch               1999    $     --        --      $    --       $   --            --      $    --       $   --
Chief Financial Officer     2000    $     --        --      $    --       $   --            --      $    --       $   --
Executive Vice            b)2001    $ 138,000     $10,000   $ 25,000      $     0       335,000     $      0      $     0
President and Director

Alex Kalpaxis               1999    $ 160,000       $ 0     $      0      $     0             0     $      0      $     0
Chairman of the Board,      2000    $ 160,000       $ 0     $      0      $     0             0     $      0      $     0
Chief Technology          c)2001    $ 160,000       $ 0     $ 25,000      $     0             0     $      0      $     0
Officer
and Director

     a) On December 10, 1999, Mr. Ross entered into a consulting agreement with BugSolver.com, Inc., a DynTek subsidiary. The agreement provided for a monthly consulting fee of $20,000. On May 15, 2000, DynTek entered into a consulting agreement with Mr. Ross, which replaced the December 10, 1999 agreement with BugSolver.com, Inc. The agreement was to expire in February 2002 and automatically renew for successive 90-day periods unless terminated by either party. The agreement provided for a monthly consulting fee of $23,000. Mr. Ross entered into an Employment Agreement with DynTek in January 2001 and his consulting agreement was terminated.

     b) Mr. Linesch entered into an employment agreement with DynTek on August 14, 2001, at a base salary of $157,500 per year, for an annual renewable term of one year.

     c) Mr. Kalpaxis and DynTek entered into a separation agreement, effective June 30, 2001, pursuant to which Mr. Kalpaxis terminated his employment with DynTek and resigned as an officer and director of DynTek and all subsidiaries in consideration for 12 equal monthly severance payments aggregating $160,000 (his base salary during the 2001 fiscal year).

Options

         The following table sets forth certain information, as of June 30, 2001, concerning individual grants of stock options made during the fiscal year ended June 30, 2001 to each of the persons named in the Summary Compensation Table above.


              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 2001


                              Number of
                              Securities       Percent of Total                        Potential realizable Value
                              Underlying        Options/SAR's       Exercise or        at assumed Annual rates of
                            Options/SAR's     Granted In Fiscal      Base Price       stock price appreciation for
          Name               Granted (#)             Year              (S/SH)                  option term
          (a)                    (b)                 (c)                (d)                5%               10%

Steven J. Ross                 810,000                94%              $1.27            $635,000       $1,607,000

James Linesch                  335,000                92%              $1.82            $372,000         $939,000

Alex Kalpaxis                        0                  0               0                      0                0


         The following table sets forth information concerning exercises of stock options by each of the persons named in the Summary Compensation Table during the fiscal year ended June 30, 2001 and the fiscal year-end values of options held by such named individuals.


                              AGGREGATED OPTION/SAR
                               EXERCISES IN FISCAL
                             YEAR ENDED JUNE 30 2001
                               AND FISCAL YEAR-END
                               OPTION/SAR VALUES
-----------------------------------------------------------------        ----------------        ---------------
                                                                            NUMBER OF
                                                                            SECURITIES              VALUE OF
                                                                            UNDERLYING             UNEXERCISED
                                                                            UNEXERCISED            IN-THE-MONEY
                              SHARES ACQUIRED           VALUE              OPTIONS/SARS          OPTIONS/SARS AT
           NAME               ON EXERCISE (#)        REALIZED($)           AT FY-END (#)            FY-END($)
            (A)                     (B)                  (C)                   (D)                     (E)
------------------------     ----------------    ------------------      ----------------        ---------------
                                                                          EXERCISABLE/            EXERCISABLE/
                                                                          UNEXERCISABLE           UNEXERCISABLE
Steven J. Ross                       --                   0              59,000/400,000           $ 519,001/436,000
James Linesch                        --                   0              15,000/150,000           $ 100,725/163,500
Alex Kalpaxis                        --                   0                   0/0                 $       0/0


         The following table sets forth information concerning the repricing of options during the fiscal year ended June 30, 2001 for any of the persons named in the Summary Compensation Table.

                         10 - YEAR OPTION/SAR REPRICINGS

                                                                                                                       Length of
                                          Number of Shares                                                              Original
                                          of Common Stock      Market Price of    Exercise Price                      Option Term
                                        Underlying Options/    Common Stock at      At Time of                        Remaining at
                                           SARs Repriced      Time of Repricing    Repricing or    New Exercise    Date of Repricing
        Name                Date             Or Amended          Or Amendment        Amendment         Price          Or Amendment
                                                (#)                  ($)                ($)             ($)
         (a)                 (b)                (c)                  (d)                (e)              F                (g)
------------------   -----------------   ------------------   -----------------  ---------------  ---------------   ----------------
Steven J. Ross,        January 2, 2001     400,000 shares          $0.8125          $ 3.00             $ 1.25          52 months
  President, Chief
  Executive Officer
  and Director


Employment Agreements and Consulting Agreements

         On May 15, 2000, DynTek entered into a consulting agreement with Steven
J. Ross, its President, CEO and a director. The agreement was to expire in February 2002 and automatically renew for successive 90-day periods unless terminated by either party. The agreement provided for a monthly consulting fee of $23,000 and options to purchase 400,000 shares of Common Stock at $3.00 per share. Of the options granted, 200,000 were vested and exercisable as of February 1, 2000. The remaining 200,000 options were to vest and become exercisable, 100,000 each when the average closing price for one share of Common Stock for the five trading days immediately prior to such date attains $6.00 and $8.00 per share, respectively. In addition, Mr. Ross also received options to purchase 30,000 shares of the common stock of BugSolver.com, Inc., a DynTek subsidiary, for $1.50 and the right to be granted additional options to acquire shares of BugSolver.com, Inc. if certain funding transactions were arranged.

         On January 2, 2001, DynTek entered into an employment agreement with Mr. Ross. The agreement was for one year and was automatically renewable for subsequent one-year periods unless DynTek provided written notice of its intention not to renew at least six months prior to the anniversary date. The agreement included a base salary of $350,000 per year. Under the terms of the agreement, Mr. Ross was granted 400,000 options to purchase Common Stock. In connection with this agreement, DynTek made a secured loan to Mr. Ross in the amount of $170,000, due December 28, 2001. In addition, Mr. Ross became entitled to the same benefits afforded other members of executive management.

         As a condition to the DMR Merger completed on December 27, 2001, as of December 10, 2001 DynTek and Mr. Ross entered into a new three-year employment agreement which includes a base salary of $400,000 and a bonus plan amounting to fifty percent (50%) of the base salary under the agreement. The bonus is payable on a quarterly basis based upon specified targets being achieved. As part of the agreement, DynTek also granted an extension of the term of the $100,000 remaining balance of the original $170,000 loan from DynTek to Mr. Ross. The loan term was extended through to the termination of Mr. Ross' employment by DynTek, with the then outstanding loan balance being forgiven under specified circumstances. The agreement further provides for termination benefits to Mr. Ross, up to the amount of two times the annual salary payable under the agreement, in the event that Mr. Ross' employment by DynTek is terminated under specified circumstances.

         On August 14, 2000, DynTek entered into an employment agreement with James Linesch, its Chief Financial Officer and Executive Vice President. The agreement is for one year and automatically renews for subsequent one-year periods unless DynTek provides written notice of its intention not to renew at least six months prior to the anniversary date. The initial compensation is $157,500 per year, subject to annual increases. In connection with his employment, Mr. Linesch was granted 100,000 options vesting over one year with an exercise price of $3.00 per share. In addition, Mr. Linesch is entitled to the same benefits afforded non-employee directors (including option grants equivalent to those granted under the 1997 Non-employee Directors Stock Option
Plan). On August 14, 2001, Mr. Linesch's salary was increased to $200,000 and a bonus plan amounting to up to fifty (50)% of his base salary under the agreement was granted to him.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

         During the fiscal year ended June 30, 2001, Messrs. Damon D. Testaverde, James Linesch and Michael Grieves served as the members of the Compensation Committee of the Board of Directors. Messrs. Linesch and Grieves were employees of DynTek during the fiscal year ended June 30, 2001. The names of the presently constituted Compensation Committee appear following Compensation Committee Report on Executive Compensation, below.

         A $200,000 promissory note was issued for a portion of the consideration for some 13% subordinated promissory notes of Data Systems Network Corporation acquired by Dr. Grieves, Data Systems' Chairman, President and Chief Executive Officer, pursuant to Data Systems' Plan of Reorganization in 1992. Under the renegotiated Grieves Note, payments were to be made at the end of each fiscal quarter and all outstanding principal and accrued interest was paid by March 31, 2001. The negotiated Grieves note bore interest on the principal at an annual rate of 9.5%.

         Following the merger with Data Systems, Dr. Grieves was employed by DynTek under an employment agreement which terminated on August 14, 2001, for compensation equal to $20,000 per month and the standard employee benefits awarded to all DynTek employees. In March 2002, the Company paid Dr. Grieves $30,000 as a consulting fee for services rendered in connection with the merger with DMR in December 2001. Such fee was paid in the form of a $20,000 cash payment and a $10,000 credit against the repayment of a Note receivable from Dr. Grieves in that amount.

         As part of the merger with Data Systems, DynTek assumed an agreement with Interactive Frontiers ("IF") whereby IF provided access to its Internet Golf Academy to DynTek for use at trade shows or any other venues as determined by DynTek. Dr. Grieves is a significant investor and non-executive Chairman of the Board of IF. The term of the agreement was for six months beginning August 1, 2000, with a renewal of six months upon election of DynTek. The fee is $126,000 per six-month period, and the agreement was not renewed after the initial six-month period.

         In March 2001, the Company purchased 25% of the equity in LaborSoft Corporation ("LaborSoft"), a company providing labor relations software to labor unions and commercial customers. As a result of its investment, the Company assigned Dr. Grieves to become the Chairman of the Board of Directors of LaborSoft. The Company provides infrastructure services to LaborSoft, on a fee-for-service basis, with monthly charges of approximately $25,000.

         In September 2000, DynTek raised $3,000,000 through an issuance of 1,000,000 shares of preferred stock in its ProductivIT (formerly known as BugSolver.com, Inc.) subsidiary. Mr. Testaverde acted as an agent in selling those securities, was paid $150,000 and was issued 50,000 options to acquire stock of the subsidiary at $1.50 per share under DynTek's 1992 Employee Stock Option Plan.

         In March 2001, DynTek raised $2,718,500 through a private placement issuance of an aggregate 2,718,550 shares of Common Stock. Mr. Testaverde acted as an agent in selling those securities and received broker's commissions equal to 7% of the sales proceeds of those Common Stock sales. Mr. Testaverde was also granted 271,855 options to acquire an equal number of shares of Common Stock under DynTek's 1992 Employee Stock Option Plan at an exercise price of $1.25 per share.

         In March 2000, in connection with the initial capitalization of ProductivIT, certain officers and directors of DynTek were issued options to purchase ProductivIT common stock at a $1.50 strike price. Mr. Testaverde received options to acquire 200,000 shares of ProductivIT common stock.

         As of June 30, 2002, DynTek's Compensation Committee consisted of Messrs. Mandell, Davies and Ross, with only Mr. Ross being an employee of DynTek. For information concerning Mr. Ross' Employment Agreement, see Employment Agreements and Consulting Agreements, above. Mr. Mandell is an executive officer of DynCorp. DynCorp is DynTek's largest shareholder, owning of record and beneficially approximately 39% of DynTek's outstanding Class A Common Stock, on an "as converted" basis (assuming conversion of all outstanding shares of Class B Common Stock and Preferred Stock). DynCorp. and DynTek completed the merger of DynCorp Management Resources, Inc. into DynTek's wholly-owned subsidiary on December 27, 2001, and a number of agreements between DynCorp and DynTek which resulted as part of that merger continue to be effective, such as a transition services agreement, a registration rights agreement, continuing obligations for the issuance of additional stock consideration to DynCorp as a result of specified events occurring after the merger, indemnification to DynCorp by DynTek under outstanding performance bonds and surety bonds guaranteed by DynCorp that are related to post-merger activities undertaken by DynTek for DynTek's clients, and other miscellaneous agreements. In addition, it is expected that further business relationships will be entered into by DynTek and DynCorp, or their affiliates, in the future.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for reviewing DynTek's compensation program. The Compensation Committee did not meet separately during the fiscal year ended June 30, 2001 for the purpose of reviewing employee salary issues, but its members did participate in all full Board meetings at which employee compensation issues were discussed.

Compensation Philosophy

         Our compensation program generally is designed to motivate and reward DynTek's executive officers and employees for promoting financial, operational and strategic objectives while reinforcing the overall goal of enhancing shareholder value. Our compensation program generally provides incentives to achieve short and long term objectives. The major components of compensation for executive officers are base salary, bonus incentives (on an individual basis in DynTek's discretion), and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of DynTek's compensation philosophy. These elements generally are blended to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and employees with those of DynTek shareholders.

Components of Executive Compensation

         Base Salary. Base salaries for DynTek's executive officers are determined by evaluating the responsibilities required for the position held, individual experience and breadth of knowledge, and by reference to the competitive marketplace for management talent.

         Stock Awards. To promote our long-term objectives, all directors, officers and employees of DynTek are eligible for grants of stock options. The stock option awards are made to directors, officers and employees pursuant to our 1992 Employee Stock Option Plan, as amended, and our 2001 Employee Stock Option Plan, in the form of incentive stock options for employees and non-qualified stock options for non-employees, and to non-employee directors pursuant to the 1997 Non-employee Directors Stock Option Plan, in the form of non-qualified stock options.

         Stock options represent rights to purchase shares of DynTek Common Stock in varying amounts pursuant to a vesting schedule determined by the Compensation Committee or the full Board at a price per share specified in the option grant, which may be less than the fair market value on the date of the grant under certain circumstances when non-qualified options are awarded. Stock options expire at the conclusion of a fixed term (generally 5 years).

         Since the stock options may grow in value over time, these components of our compensation plan are designed to reward performance over a sustained period and to enhance shareholder value through the achievement of corporate objectives. We intend that these awards will strengthen the focus of our directors, officers and employees on managing DynTek from the perspective of a person with an equity stake in DynTek. The number of options granted to a particular employee is based on the position, level, competitive market data and annual performance assessment of each employee.

         During the fiscal year ended June 30, 2001, Mr. Linesch was awarded options to purchase 355,000 shares of Common Stock and Mr. Testaverde was awarded options to purchase 321,855 shares of Common Stock under the DynTek 1992 Employee Stock Option Plan. Additional option grants made to directors during the fiscal year ended June 30, 2001 consisted of options with respect to 30,000 shares of Common Stock under our 1997 Non-employee Directors' Stock Option Plan.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers of DynTek. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our shareholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, DynTek and the Compensation Committee believe that, for the near future, there is not a significant risk that DynTek will lose any significant tax deduction for executive compensation. Our compensation plans and policies will be modified to ensure full deductibility of executive compensation if DynTek and the Compensation Committee determine that such an action is in the best interests of DynTek.

COMPENSATION COMMITTEE

         Marshall S. Mandell

         Thomas R. Davies

         Steven J. Ross


STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the cumulative total shareholder return on DynTek Common Stock, based upon the market price of DynTek's Common Stock as reported by The Nasdaq Stock Market, with the cumulative total return of companies in the Nasdaq Composite Index and the Nasdaq Computer Index for the period from June 30, 1996 through June 30, 2001.


------------------------------------------------------------------------------------------------------------------------------------
                       9/30/1996  12/31/1996  3/31/1997  6/30/1997  9/30/1997 12/31/1997  3/31/1998  6/30/1998  9/30/1998 12/31/1998
------------------------------------------------------------------------------------------------------------------------------------
DynTek, Inc.             100.00     118.77      97.93      91.67      83.33      57.30      54.17      32.30      47.93      33.33

NASDAQ Composite Index   100.00     138.31     130.88     154.49     180.59     168.23     196.66     202.98     181.46     234.90

NASDAQ Computer Index    100.00     154.33     145.07     176.55     209.11     184.04     229.95     252.58     253.89     337.40


------------------------------------------------------------------------------------------------------------------------------------
                       3/31/1999  6/30/1999  9/30/1999  12/31/1999  3/31/2000  6/30/2000  9/30/2000  12/31/2000  3/31/2001  6/30/200
------------------------------------------------------------------------------------------------------------------------------------
DynTek, Inc.              33.33     130.20     83.33      94.80       132.30     93.77       68.77      29.17      37.73      78.00

NASDAQ Composite Index   263.69     287.76    294.19     432.47       489.88    424.89      393.47     264.67     197.15     226.91

NASDAQ Computer Index    388.21     412.40    447.34     688.91       803.57    697.28      631.69     371.84     264.16     319.60


------------------------------------------------------------------------------------------------------------------
                                6/30/00  9/30/00  12/31/00   3/31/01    6/30/01
------------------------------------------------------------------------------------------------------------------
DynTek                            93.77     68.77     29.17      37.73      78.00

NASDAQ Composite Index           424.89    393.47    264.67     197.15     226.91

NASDAQ Computer  Index           697.28    631.69    371.84     264.16     319.60


------------------------------------------------------------------------------------------------------------------
                                6/30/98  9/30/98  12/31/98   3/31/99    6/30/99    9/30/99   12/31/99   3/31/00
------------------------------------------------------------------------------------------------------------------
DynTek                            32.30     47.93     33.33      33.33     130.20      83.33     94.80     132.30

NASDAQ Composite Index           202.98    181.46    234.90     263.69     287.76     294.19    432.47     489.88

NASDAQ Computer Index            252.58    253.89    337.40     388.21     412.40     447.34    688.91     803.57


------------------------------------------------------------------------------------------------------------------
                                6/30/96  9/30/96  12/31/96   3/31/97    6/30/97    9/30/97   12/31/97   3/31/98
------------------------------------------------------------------------------------------------------------------
DynTek                           112.50     81.27    118.77      97.93      91.67      83.33     57.30      54.17

NASDAQ Composite Index           126.95    131.44    138.31     130.88     154.49     180.59    168.23     196.66

NASDAQ Computer Index            128.28    139.17    154.33     145.07     176.55     209.11    184.04     229.95

AUDIT COMMITTEE REPORT

      In connection with the preparation and filing of DynTek's Annual Report on Form 10-K for the year ended June 30, 2001:

      o The Audit Committee of the Board of Directors as then constituted reviewed and discussed the audited financial statements of DynTek with DynTek's management.

      o The Audit Committee as then constituted discussed with Feldman Sherb & Co. P.C. (the predecessor, by merger, to Grassi & Co.), DynTek's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S) 380).

      o The Audit Committee as then constituted also received the written disclosures and the letter from Feldman Sherb & Co. P.C. (the predecessor, by merger, to Grassi & Co. required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with Feldman Sherb & Co. P.C. the independence of that firm as DynTek's independent auditors. All audit and non-audit services provided by Feldman Sherb & Co. P.C. were reviewed by the Audit Committee, which considered whether the provision of non-audit services was compatible with maintaining the independent auditors' independence.

      o Based on the Audit Committee's review and discussions referred to above, the Audit Committee as then constituted on June 30, 2001 (whose names appear below) recommended to the Board that DynTek's audited financial statements be included in DynTek's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

         Walter Aspatore

         Brian Bookmeier

         Damon D. Testaverde


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For information with respect to Certain Relationships and Related Transactions, please see Compensation Committee Interlocks and Insider Participation in Compensation Decisions, above.

STOCKHOLDER PROPOSALS

         DynTek's Certificate of Incorporation and By-laws require any stockholder who wishes to bring any proposal before a meeting of stockholders or to nominate a person to serve as a director to give written notice thereof and certain related information to DynTek at least 60 days prior to the date one year from the date of the immediately preceding annual meeting, if such proposal or nomination is to be submitted at an annual meeting, or within ten days of the giving of notice to the stockholders, if such proposal or nomination is to be submitted at a special meeting. The written notice must set forth with particularity (i) the name and business address of the stockholder submitting such proposal and all persons acting in concert with such stockholder; (ii) the name and address of the persons identified in clause (i), as they appear on DynTek's books (if they so appear); (iii) the class and number of shares of DynTek's voting securities beneficially owned by the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto, including, without limitation, the reasons for submitting such proposal; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of DynTek to consider such proposal.

         Management does not know of any matters which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. However, in the event that any other matters properly come before the Annual Meeting, including the decision to postpone the Annual Meeting until such time as sufficient votes necessary to take action have been received and cast, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

         Under the rules of the SEC, stockholder proposals intended to be presented at the next annual meeting (to be held in 2003) must be received by DynTek on or before June 21, 2003 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, DynTek, Inc., 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

ADDITIONAL INFORMATION

         The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by DynTek. In addition to the solicitation of proxies by use of the mails, DynTek may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, telegram, letter, facsimile or other means of communications. DynTek has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Stock Price Performance" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 and nothing contained in any previous filings made by DynTek under such acts shall be interpreted as incorporating by reference the information presented under the specified captions.

PROXY

                                  DYNTEK, INC.
                 ANNUAL MEETING OF STOCKHOLDERS-AUGUST 20, 2002

      This Proxy is solicited by the Board of Directors in connection with the Annual Meeting of Stockholders of DynTek, Inc., to be held on August 20, 2002. Any Stockholder has the right to appoint as his proxy a person (who need not be a stockholder) other than any person designated below, by inserting the name of such other person in another proper form of proxy.

      The undersigned, a stockholder of DynTek, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Steven J. Ross and James Linesch, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders to be held on August 20, 2002 at the Corporation's executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA, at 10:00 A.M., Pacific Standard Time and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

                  (Continued and to be signed on reverse side)

|X|  Please mark your
     votes as in this
     example


1.   THE
     ELECTION
     OF
     DIRECTORS.


For Holders of Class A Common Stock and Preferred Stock:

Election of the following proposed directors to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: Brian D. Bookmeier, James Linesch, Steven J. Ross and Michael Grieves.

                       WITHHOLD
     FOR               AUTHORITY

     |_|                  |_|


For, except vote withheld from the following nominees:

          -----------------------------------------------------------

          -----------------------------------------------------------

2. Ratify the Appointment of Grassi & Co. (the successor by merger to Feldman Sherb & Co., P.C.) as independent auditors for the Corporation for the fiscal year ended June 30, 2002.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Such discretionary authority granted to the proxies shall specifically include the right to vote in favor of adjournment of the Annual Meeting until such time as sufficient votes necessary to take either or both of the actions called for under Proposal 1 and Proposal 2 have been received and cast therefor.

                         FOR       AGAINST     ABSTAIN
                         |_|         |_|         |_|

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED ABOVE AND FOR ALL PROPOSALS.

The Board of Directors requests that you fill in the date and sign the Proxy and return it in the enclosed envelope.

IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION

Signature _______________________________________  Dated:________________, 2002

Signature, if held jointly ______________________  Dated:________________, 2002

Note: PLEASE SIGN EXACTLY AS NAME APPEARS on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

PROXY

                                  DYNTEK, INC.
                 ANNUAL MEETING OF STOCKHOLDERS-AUGUST 20, 2002

    This Proxy is solicited by the Board of Directors in connection with the Annual Meeting of Stockholders of DynTek, Inc., to be held on August 20, 2002. Any Stockholder has the right to appoint as his proxy a person (who need not be a stockholder) other than any person designated below, by inserting the name of such other person in another proper form of proxy.

      The undersigned, a stockholder of DynTek, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Steven J. Ross and James Linesch, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders to be held on August 20, 2002 at the Corporation's executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA, at 10:00 A.M., Pacific Standard Time and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

                  (Continued and to be signed on reverse side)

|X|   Please mark your
      votes as in this
      example


1.   THE
     ELECTION
     OF
     DIRECTORS.

For Holders of Class B Common Stock:

Election of the following proposed directors to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: David L. Reichardt, Marshall S. Mandell and Thomas R. Davies.

                       WITHHOLD
     FOR               AUTHORITY

     |_|                  |_|

For, except vote withheld from the following nominees:

          -----------------------------------------------------------

          -----------------------------------------------------------

2. Ratify the Appointment of Grassi & Co. (the successor by merger to Feldman Sherb & Co., P.C.) as independent auditors for the Corporation for the fiscal year ended June 30, 2002.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Such discretionary authority granted to the proxies shall specifically include the right to vote in favor of adjournment of the Annual Meeting until such time as sufficient votes necessary to take either or both of the actions called for under Proposal 1 and Proposal 2 have been received and cast therefor.

                         FOR       AGAINST     ABSTAIN
                         |_|         |_|         |_|


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED ABOVE AND FOR ALL PROPOSALS.

The Board of Directors requests that you fill in the date and sign the Proxy and return it in the enclosed envelope.


IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION

Signature _______________________________________   Dated:________________, 2002

Signature, if held jointly _______________________  Dated:________________, 2002

Note: PLEASE SIGN EXACTLY AS NAME APPEARS on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).